UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2019

XENCOR, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36182	20-1622502
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

111 West Lemon Avenue

Monrovia, California 91016

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (626) 305-5900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	XNCR	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 26, 2019, we held our 2019 Annual Meeting of Stockholders (“Annual Meeting). A total of 51,882,210 shares of the Company’s common stock were present or represented by proxy at the meeting, which represents approximately 92.07% of the Company’s 56,352,379 shares of common stock that were outstanding and entitled to vote at the meeting as of the record date of April 29, 2019. Stockholders considered the three proposals outlined below, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 30, 2019.

Proposal 1. Election of Directors

Our stockholders elected the seven persons listed below as directors, each to serve until our 2020 Annual Meeting of Stockholders and until their successors are duly elected and qualified. The final voting results are as follows:

		Votes	Broker
	Votes for	Withheld	Non-Votes

Dr. Kevin C. Gorman	48,932,739	131,853	2,817,618
Dr. Bassil I. Dahiyat	49,038,595	25,997	2,817,618
Mr. Kurt Gustafson	34,503,110	14,561,482	2,817,618
Mr. Yujiro Hata	48,932,839	131,753	2,817,618
Dr. A. Bruce Montgomery	48,927,158	137,434	2,817,618
Mr. Richard Ranieri	48,960,334	104,258	2,817,618
Dr. Ellen Feigal	49,042,096	22,496	2,817,618

Proposal 2. Ratification of the Selection of Independent Registered Public Accounting Firm

Our stockholders ratified the selection by our Audit Committee of RSM U.S., LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019. The final voting results are as follows:

			Broker
Votes for	Votes Against	Abstention	Non-votes
51,827,821	42,452	11,937	-

Proposal 3. Advisory Vote on the Compensation of the Company’s Named Executive Officers

Our stockholders approved, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in our definitive proxy statement. Stockholders approved the compensation of our named executive officers. The final voting results are as follows:

			Broker
Votes for	Votes Against	Abstention	Non-votes
48,715,645	335,069	13,878	2,817,618

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 28, 2019	XENCOR, INC.

	By:	/s/ Bassil I. Dahiyat, Ph.D.
Bassil I. Dahiyat, Ph.D.
President and Chief Executive Officer